UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2014

CANNABIS SATIVA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53571	20-1898270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1646 W. Pioneer Blvd., Suite 120, Mesquite, NV 89027
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (702) 346-3906

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note

On July 7, 2014, Cannabis Sativa, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the acquisition of Kush, a Nevada corporation (“Kush”). We are filing this Amendment No. 1 to amend Item 9.01 to provide certain pro forma financial information with respect to the Company and Kush as required by Item 9.01(b).  No other modifications to the Initial Form 8-K are being made by this Form 8-K/A.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following financial statements are included in the Initial Form 8-K, immediately following the signature page:

Audited Financial Statements of Kush as of December 31, 2013 and for the period from January 24, 2013 (inception) through December 31, 2013.

Unaudited interim financial statements of Kush as of March 31, 2014 and for the three months then ended.

(b)	Pro forma financial information.

The following pro forma financial information giving effect to the acquisition is included in this Amendment No. 1, immediately following the signature page:

The Unaudited Pro-forma Condensed Combined Balance Sheets and the Unaudited Pro-forma Condensed Combined Statements of Operations of Cannabis Sativa, Inc. and Kush, which gives effect to the acquisition by Cannabis Sativa, Inc. of all issued and outstanding shares of capital stock of Kush as if the transaction had occurred as of March 31, 2014.  The pro forma statements of operations reflecting the combined operations of the Company and Kush are for the three months ended March 31, 2014 and for the year ended December 31, 2013. The pro forma balance sheet is as of March 31, 2014.

(d)  Exhibits

Exhibit Number	SEC Reference Number	Title of Document	Location

2.1	2	Agreement and Plan of Reorganization among the Registrant, CBDS Corp. and Kush dated as of June 30, 2014*	Initial Form 8-K
2.2	2	Articles of Merger among CBDS Merger Corp. and Kush dated as of June 30, 2014	Initial Form 8-K
2.3	2	Plan of Merger among the CBDS Merger Corp. and Kush dated as of June 30, 2014	Initial Form 8-K
3.1	3	Articles of Incorporation	Incorporated by Reference(1)
3.2	3	First Amendment to Articles of Incorporation	Incorporated by Reference(2)
3.3	3	Bylaws	Initial Form 8-K
10.1	10	License Agreement Between Steven Kubby and Kush dated as of June 6, 2014, regarding the NZT Strain	Initial Form 8-K
10.2	10	License Agreement Between Steven Kubby and Kush dated as of June 6, 2014, regarding MJM	Initial Form 8-K
10.3	10	License Agreement Between Steven Kubby and Kush dated as of June 6, 2014, regarding the salve/ointment.	Initial Form 8-K

Exhibit Number	SEC Reference Number	Title of Document	Location
10.4	10	Employment Agreement with Steven Kubby dated as of June 30, 2014.	Initial Form 8-K
10.5	10	Employment Agreement with Gary Johnson dated as of June 30, 2014.	Initial Form 8-K
99.1	99	Press Release dated July 1, 2014	Initial Form 8-K

*  The exhibits and schedules to the Agreement and Plan of Reorganization are not included in the foregoing exhibit.  The Registrant undertakes to furnish supplementally to the Commission copies of any omitted items on request.

(1)  Incorporated by reference to Exhibit 3.01 to the Registrant’s registration statement on Form 10-12G, filed with the SEC on January 28, 2009.
(2)   Incorporated by reference to Exhibit 10.1 to the Registrant’s report on Form 10-Q with respect to the fiscal quarter ended March 31, 2014, filed with the SEC on May 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS SATIVA, INC.
Date: September 17, 2014
By: Katherine Carroll
Name: Katherine Carroll
Title: Chief Financial Officer

CANNABIS SATIVA, INC,
AND KUSH

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of CANNABIS SATIVA, INC (“PARENT”) as of March 31, 2014 and the balance sheet of KUSH as of March 31, 2014 (“SUBSIDIARY”), accounting for the transaction as a reorganization with the issuance of shares of the PARENT for 100% of the stock of the SUBSIDIARY, and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of March 31, 2014. The transaction was completed June 30, 2014.

The following unaudited proforma condensed combined statements of operations reflects the results of operations of CANNABIS SATIVA, INC for three months ended March 31, 2014 and the twelve month period ended December 31, 2013, the results of operations of KUSH for the period from inception on January 24, 2013 through March 31, 2014 and as if the transaction had occurred as of March 31, 2014.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of CANNABIS SATIVA, INC and the consolidated financial statements of its Subsidiary, KUSH. These proforma condensed combined financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date  indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

CANNABIS SATIVA, INC,
AND KUSH

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET

	Cannabis Sativa Inc As of March 31, 2014	Kush As of March 31, 2014	Proforma Increase (Decrease) 2014	Proforma Combined As of March 31, 2014

CURRENT ASSETS:
Cash	$52,939	$456	$-	$53,395
Receivables and Advances	1,380	-	-	1,380
Due from Related Party	2,000	3,631	-	5,631
Inventories	17,352	-	-	17,352
Available-for-sale securities	-	1,025,000	-	1,025,000
Prepaid Expenses	-	187	-	187

Total Current Assets	73,671	1,029,274	-	1,102,945

PROPERTY AND EQUIPMENT,
net accumulated depreciation	3,461	2,192	-	5,653

OTHER ASSETS:
Intangibles	3,776	8,938		12,714
Deposits	1,031	-	-	1,031

Total Other Assets	4,807	8,938	-	13,745

Total Assets	$81,939	$1,040,404	$-	$1,122,343

See Notes To Unaudited Proforma Condensed Combined Financial Statements.

CANNABIS SATIVA, INC,
AND KUSH

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET

	Cannabis Sativa Inc As of March 31, 2014	Kush As of March 31, 2014			Proforma Increase (Decrease) 2014	Proforma Combined As of March 31, 2014

CURRENT LIABILITIES:
Accounts Payable & Accrued Expenses	$22,335	$389,615			$-	$411,950
Related-Party Note Payable - Current	289,359	85,076			-	374,435
Accrued Interest	5,667	-				5,667
Dividends Payable	-	284,500			-	284,500

Total Current Liabilities	317,361	759,191			-	1,076,552

Total Liabilities	317,361	759,191			-	1,076,552

STOCKHOLDERS’ EQUITY:
Common Stock	11,714	1,442	[A	]	1,859	15,015

Additional Paid-in Capital	32,372,341	725,879	[A	]	(1,859)	32,649,359
			[B	]	(467,502)
			[B	]	20,500
Retained Earnings (Deficit)	(32,619,477)	(467,502)	[B	]	467,502	(32,619,477)

Other Comprehensive Income	-	20,500	[B	]	(20,500)	-

Non-controlling Interest	-	894			-	894

Total Stockholders’ Equity	(235,422)	281,213			-	45,791

Total Liabilities and Stockholders’ Equity	$81,939	$1,040,404			$-	$1,122,343

See Notes To Unaudited Proforma Condensed Combined Financial Statements.

CANNABIS SATIVA, INC,
AND KUSH

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Cannabis Sativa Inc For the Period Ended March 31, 2014	Kush For the Period From Inception on January 24, 2013 to March 31, 2014	Proforma Increase (Decrease) For the Period Ended March 31, 2014	Proforma Combined For the Period Ended March 31, 2014

NET SALES	$1,445	$-	$-	$1,445

COST OF GOODS SOLD	716	-	-	716

GROSS PROFIT	729	-		729

OPERATING EXPENSES:
General and Administrative Expenses	65,272	467,502	-	532,774

Total Operating Expense	65,272	467,502	-	532,774

LOSS FROM OPERATIONS	(64,543)	(467,502)	-	(532,045)

OTHER INCOME (EXPENSE)
Interest (Expense)	(9,562)	-	-	(9,562)

Total Other Income (Expense)	(9,562)	-	-	(9,562)

LOSS BEFORE INCOME TAXES	(74,105)	(467,502)	-	(541,607)

INCOME TAX EXPENSE	-	-	-	-

NET INCOME (LOSS)	$(74,105)	$(467,502)	-	$(541,607)

NET LOSS PER COMMON SHARE, BASIC AND DILUTED	$(0.01)	$(0.14	-	$(0.05)

PROFORMA COMMON SHARES OUTSTANDING	8,299,651	3,300,667	-	11,600,318

See Notes To Unaudited Proforma Condensed Combined Financial Statements.

CANNABIS SATIVA, INC,
AND KUSH
UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

		Proforma	Proforma
	Cannabis Sativa Inc	Increase (Decrease)	Combined
	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2013	December 31, 2013	December 31, 2013
NET SALES	$813	$-	$813

COST OF GOODS SOLD	869	-	869

GROSS PROFIT	(56)	-	(56)

OPERATING EXPENSES:
General and Administrative Expenses	185,218	-	185,218

Total Operating Expense	185,218	-	185,218

LOSS FROM OPERATIONS	(185,274)	-	(185,274)

OTHER INCOME (EXPENSE)
Interest (Expense)	(18,815)	-	(18,815)
Loss in change of fair value of derivative instrument	(32,309,105)	-	(32,309,105)

Total Other Income (Expense)	(32,327,920)	-	(32,327,920)

LOSS FROM CONTINUING OPERATIONS BEFORE DISCONTINUED OPERATIONS	(32,513,194)	-	(32,513,194)

LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX EFFECT	(32,178)	-	(32,178)

LOSS BEFORE INCOME TAXES	(32,545,372)	-	(32,545,372)

INCOME TAX EXPENSE	$-	$-	$-

NET INCOME (LOSS)	$(32,545,372)	$-	$(32,545,372)

LOSS PER COMMON SHARE FROM DISCONTINUED OPERATIONS, BASIC AND DILUTED	$0.00	-	$0.00

LOSS PER COMMON SHARE	$(4.16)	-	$(2.93)

PROFORMA COMMON SHARES OUTSTANDING	7,825,000	3,300,667	11,125,667

See Notes To Unaudited Proforma Condensed Combined Financial Statements.

CANNABIS SATIVA, INC,
AND KUSH

NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 – CANNABIS SATIVA, INC

CANNABIS SATIVA, INC, (formerly “ULTRA SUN INC”) was incorporated under the laws of the State of Nevada on November 5, 2004. The Company’s previous operations were in operating a tanning salon business.  The Company sold its tanning salon business in 2013 and now operates as a development stage herbal skin care products formulation and marketing company through its wholly owned subsidiary Wild Earth Naturals Inc. (“Wild Earth Sub”), which was incorporated under the laws of the State of Nevada on April 9, 2013.

Kush, (“Kush Sub”), a wholly owned development stage subsidiary of CANNABIS SATIVA, INC, was incorporated under the laws of the State of Nevada on January 24, 2013 for the purpose of licensing products to the hemp and medical marijuana industry.

NOTE 2 – PROFORMA ADJUSTMENTS

On June 30, 2014, CANNABIS SATIVA, INC, a Nevada corporation (the “Company” or the “Registrant”), CBDS Merger Corp., a Nevada corporation (“Merger Corp.”) and KUSH, a Nevada corporation (“Kush”) entered into an Agreement and Plan of Reorganization dated as of June 30, 2014 (the “ Reorganization Agreement”) pursuant to which the Company formed Merger Corp. as a new, wholly-owned subsidiary of the Company, Merger Corp. was merged into Kush with Kush continuing as the surviving corporation, and the issued and outstanding shares of capital stock of Kush were converted into 3,300,667 shares of the Company’s common stock (the “Reorganization”). Upon the completion of the Reorganization, Kush became a wholly owned subsidiary of the Company and the Company had a total of 15,014,738 shares of common stock outstanding of which 3,300,667 or 22.0% had been issued to the Kush stockholders.  As a result, the Reorganization did not result in a change in control of the Company.

Proforma adjustments on the attached financial statements include the following:

[A] To record the acquisition of a 100% interest in the SUBSIDIARY by the PARENT through the issuance and conversion of 3,300,667 shares of the Company’s common stock by shareholders in exchange for the 144,188,849 shares of KUSH. common stock, representing all the common stock of KUSH. and thus increasing the Company’s common shares outstanding to 15,014,738.

[B] To record the elimination of the accumulated deficit and Other Comprehensive Income of SUBSIDIARY prior to the date of the acquisition. The ownership interests of the ongoing shareholders of PARENT in the combined enterprise will be greater than the former owners of SUBSIDIARY and, accordingly, the management of PARENT will assume operating control of the combined enterprise.

CANNABIS SATIVA, INC,
AND KUSH

NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 3 – PROFORMA EARNINGS (LOSS) PER SHARE

The proforma earnings (loss) per share is computed based on the weighted average number of common shares outstanding during the period plus the estimated shares issued in the acquisition had the acquisition occurred at the beginning of the periods presented (not in thousands).

	For the Period Ended March 31, 2014	For the Year Ended December 31, 2013

Weighted average number of Common Shares outstanding	8,299,651	7,825,000

Shares issued in acquisition	3,300,667	3,300,667

Proforma weighted average number of common shares outstanding during the period used in income per share after acquisition (denominator)	11,600,318	11,125,667